UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 1, 2024

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway,	Redwood City,	California	94065-1175
(Address of Principal Executive Offices)			(Zip Code)

(650)	628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2024, at Electronic Arts Inc.'s (the "Company") annual meeting of stockholders (the "Annual Meeting"), the Company's stockholders approved an amendment and restatement of the Electronic Arts Inc. 2019 Equity Incentive Plan (the "Amended 2019 EIP"), as described in the Company's Definitive Proxy Statement, filed with the Securities and Exchange Commission on June 14, 2024 (the "Proxy Statement"), effective as of the date of stockholder approval. The primary purposes of the amendment and restatement are to (i) increase the number of shares of Company common stock ("Common Stock") that may be issued under the Amended 2019 EIP by an additional 2,100,000 shares, and (ii) eliminate the fungible share counting ratio for new awards. The Amended 2019 EIP permits the Company to grant equity awards with respect to a maximum of 31,600,000 shares of Company Common Stock in the form of options, restricted stock units, restricted stock, stock appreciation rights, and other share-based awards. The Company's directors, executive officers and employees are currently eligible to receive equity awards under the Amended 2019 EIP.

A summary of the Amended 2019 EIP is set forth in the Proxy Statement. That summary and the foregoing description of the Amended 2019 EIP is qualified in its entirety by reference to the text of the Amended 2019 EIP, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Company's Annual Meeting, held on August 1, 2024, the stockholders of the Company voted on the following proposals and cast their votes as described below:

1.    Election of Directors. The individuals listed below were elected to serve on the Board of Directors of the Company (the "Board") until the next annual meeting of stockholders or until his or her successor is elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Kofi A. Bruce	226,233,439	1,955,335	381,701	13,301,346
Rachel A. Gonzalez	219,839,892	8,431,937	298,646	13,301,346
Jeffrey T. Huber	219,849,623	8,441,067	279,785	13,301,346
Talbott Roche	220,806,870	7,484,693	278,912	13,301,346
Richard A. Simonson	219,064,491	9,225,510	280,474	13,301,346
Luis A. Ubiñas	209,945,225	18,341,740	283,510	13,301,346
Heidi J. Ueberroth	225,292,744	3,001,474	276,257	13,301,346
Andrew Wilson	211,219,910	16,402,328	948,237	13,301,346

2.    Advisory vote to approve named executive officer compensation.

For	Against	Abstain	Broker Non-Vote
199,628,871	27,986,933	954,671	13,301,346

3.    Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2025.

For	Against	Abstain
218,027,965	23,463,049	380,807

4.    Approve the Company's Amended and Restated 2019 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote
211,194,934	16,515,081	860,460	13,301,346

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated 2019 Equity Incentive Plan*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*Management contract or compensatory plan or arrangement

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amended and Restated 2019 Equity Incentive Plan*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*Management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	August 2, 2024	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
EVP of Global Affairs, Chief Legal Officer and Corporate Secretary